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                                                                    EXHIBIT 23.1


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statements No. 333-04712, No. 333-03728, No. 33-89322, No. 33-72956, No. 333-02903, No. 333-71147
and No. 333-38882 of West Marine, Inc. all on Form S-8 of our report dated March 14, 2001 appearing in the Annual Report on Form 10-K of West Marine, Inc. for the year ended December 30, 2000.

/s/Deloitte & Touche LLP

San Francisco, California
March 27, 2001